THE JAPAN FUND, INC.

                Supplement to Statement of Additional Information
                                Dated May 1, 1998


Zurich Insurance Company ("Zurich"), which is the majority owner of the Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. As a result of the Zurich-B.A.T transaction, the former stockholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund stockholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Although this transaction will have virtually no effect on the operations of Scudder Kemper or the Fund, the Fund's stockholders approved a new investment management agreement for the Fund to assure that there is no interruption in the services Scudder Kemper provides to the Fund. A special meeting of stockholders (the "special meeting") of the Fund was held on December 11, 1998, at which time the stockholders, among other things, approved the new investment management agreement. The new investment management agreement is effective as of September 7, 1998 and will be in effect for an initial term ending on the same date as would the corresponding previous investment management agreement.

The Fund's Investment Management Agreement is substantially identical to the previous investment management agreement except for the dates of execution and termination.

The Fund's fundamental lending policy has been amended by a vote of stockholders at the special meeting. As a matter of fundamental policy, the Fund may not:

       o make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.




December 28, 1998